September 18, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re:  Impac Secured Assets CMN Trust Series 1998-1;  File No.
               333- 08439.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Impac Secured Assets CMN Trust Series 1998-1, a Delaware business trust, as Issuer, (the "Issuer") under the Indenture, dated as of March 31, 1998, between Impac Secured Assets CMN Trust Series 1998-1, and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee") is a Current Report on Form 8-K.

          The Series 1998-1 Collateralized Asset-Backed Notes will include the following eight classes (the "Notes"): Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes (collectively, the "Senior Notes"); (ii) Class M-1 Notes and Class M-2 Notes (together, the "Class M Notes"); and (iii) Class B-1 Notes (together with the Class M Notes, the "Subordinate Notes"). The Series 1998 1 Collateralized Asset-Backed Certificates will include the Class B-2 Certificates (together with the Subordinate Notes, the "Subordinate Securities") and the Class X Certificates. Only the Notes are offered hereby.


          The Bonds were registered under the Securities Act of 1933 under Commission File Number 333-08439. As a result, the Registrant is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (949) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Impac Secured Assets CMN Trust Series 1998-1 Collateralized Asset-backed Notes.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  April 26, 1998


                    IMPAC SECURED ASSETS CMN TRUST SERIES 1998-1
          (as issuer under the Indenture, dated as of March 31, 1998, providing for the issuance of Collaterialized Asset-Backed Notes Series, 1998-1).


                  IMPAC SECURED ASSETS CMN TRUST SERIES 1998-1
             (Exact name of Registrant as specified in its Charter)


                                     CALIFORNIA
                   (State or Other Jurisdiction of Incorporation)


              333-38879                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


 		  20371 IRVINE AVENUE
 		  SANTA ANA HEIGHTS, CALIFORNIA             92707
            (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of March 31, 1998.


          Date:  September 18, 1998         By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of April 25, 1998.                                       4

          Monthly Remittance Statement to the Certificateholders
          dated as of May 25, 1998.                                        10

          Monthly Remittance Statement to the Certificateholders
          dated as of June 25, 1998.                                       18




Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Collateralized Asset-Backed Notes
Series 1998-1
Statement to Noteholders


DISTRIBUTION IN DOLLARS

                             PRIOR
           ORIGINAL          PRINCIPAL
CLASS    FACE VALUE          BALANCE      INTEREST      PRINCIPAL

A-1   88,116,000.00    88,116,000.00    492,715.30   2,517,395.66
A-2   22,817,000.00    22,817,000.00    123,401.94           0.00
A-3   53,189,000.00    53,189,000.00    288,993.57           0.00
A-4   22,507,000.00    22,507,000.00    128,289.90           0.00
A-5   33,803,000.00    33,803,000.00    208,451.83           0.00
M-1   26,513,000.00    26,513,000.00    167,473.78           0.00
M-2   24,240,000.00    24,240,000.00    156,954.00           0.00
B-1   21,210,000.00    21,210,000.00    158,191.25           0.00

TOTALS 292,395,000.00  292,395,000.00  1,724,471.57  2,517,395.66

                                                          CURRENT
                       REALIZED      DEFERRED           PRINCIPAL
CLASS        TOTAL       LOSSES      INTEREST             BALANCE

A-1   3,010,110.96         0.00          0.00       85,598,604.34
A-2     123,401.94         0.00          0.00       22,817,000.00
A-3     288,993.57         0.00          0.00       53,189,000.00
A-4     128,289.90         0.00          0.00       22,507,000.00
A-5     208,451.83         0.00          0.00       33,803,000.00
M-1     167,473.00         0.00          0.00       26,513,000.00
M-2     156,954.00         0.00          0.00       24,240.000.00
B-1     158,191.25         0.00          0.00       21,210,000.00

TOTALS  4,241,867.23       0.00          0.00      289,877,604.34


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                           PRIOR
                       PRINCIPAL
CLASS       CUSIP        BALANCE        INTEREST        PRINCIPAL
A-1     45254SAA4   1,000.000000        5.591667        28.569110
A-2     45254SAB2   1,000.000000        5.408333         0.000000
A-3     45254SAC0   1,000.000000        5.433333         0.000000
A-4     45254SAD8   1,000.000000        5.700000         0.000000
A-5     45254SAE6   1,000.000000        6.166667         0.000000
M-1     45254SAF3   1,000.000000        6.316667         0.000000
M-2     45254SAG1   1,000.000000        6.475000         0.000000
B-1     45254SAH9   1,000.000000        7.458333         0.000000






FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                          CURRENT
                        PRINCIPAL
CLASS  AL   TOTAL         BALANCE
A-1     34.160776      971.430890
A-2      5.408333    1,000.000000
A-3      5.433333    1,000.000000
A-4      5.700000    1,000.000000
A-5      6.166667    1,000.000000
M-1      6.316667    1,000.000000
M-2      6.475000    1,000.000000
B-1      7.458333    1,000.000000



PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A-1     6.710000%             6.710000%
A-2     6.490000%             6.490000%
A-3     6.520000%             6.520000%
A-4     6.840000%             6.840000%
A-5     7.400000%             7.400000%
M-1     7.580000%             7.580000%
M-2     7.770000%             7.770000%
B-1     8.950000%             8.950000%


SELLER: ICI Funding Corporation ADMINISTRATOR: Cindy Tsang MASTER SERVICER: ICI Funding Corporation Bankers Trust Co. of
                                                   California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  March 31, 1998                     Irvine, CA 92614
DIST. DATE:  April 27, 1998     FACTOR INFORMATION: (800)735-7777


Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Collateralized Asset-Backed Notes
Series 1998-1
Statement to Certificateholders

DISTRIBUTION IN DOLLARS
                              PRIOR
           ORIGINAL       PRINCIPAL
CLASS    FACE VALUE         BALANCE        INTEREST     PRINCIPAL

B-2   10,605,000.00   10,605,000.00      102,868.50          0.00
X              0.00            0.00            0.00          0.00

TOTALS 10,605,000.00  10,605,000.00      102,868.50          0.00

                                                          CURRENT
                      REALIZED          DEFERRED        PRINCIPAL
CLASS       TOTAL       LOSSES          INTEREST          BALANCE

B-2    102,868.50         0.00              0.00    10,605,000.00
X            0.00         0.00              0.00             0.00

TOTALS 102,868.50         0.00              0.00    10,605,000.00

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                           PRIOR
                       PRINCIPAL
CLASS        CUSIP        BALANCE        INTEREST       PRINCIPAL
B-2                  1,000.000000        9.700000        0.000000
X                        0.000000        0.000000        0.000000

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                              CURRENT
                            PRINCIPAL
CLASS          TOTAL          BALANCE
B-2         9.700000     1,000.000000
X           0.000000         0.000000

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

B-2    11.640000%            11.640000%
X       0.000000%             0.000000%

SELLER: ICI Funding Corporation ADMINISTRATOR: Cindy Tsang MASTER SERVICER: ICI Funding Corporation Bankers Trust Co. of
                                                   California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  March 31, 1998                     Irvine, CA 92614
DIST. DATE:  April 27, 1998     FACTOR INFORMATION: (800)735-7777

Page 1 of 1                 COPYRIGHT 1998 Bankers Trust Company

Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Payment Date Statement
Distribution Date:          April 27, 1998
DELINQUENT AND
FORCLOSURE LOAN         30 TO 59   60 TO 89   90 PLUS
INFORMATION               DAYS        DAYS      DAYS        TOTAL
PRINCIPAL BALANCE   1,198,663.01  20,725.54    0.00  1,219,388.55
% OF POOL BALAN  CE      0.4516%    0.0078%  0.0000%      0.4594%
NUMBER OF LOANS               33          1        0           34
PERCENTAGE OF LOANS      0.5073%    0.0154%  0.0000%      0.5227%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE           0.00       0.00     0.00         0.00
PERCENTAGE OF POOL BALANCE  0.0000%  0.0000%  0.0000%     0.0000%
NUMBER OF LOANS                0           0        0           0
PERCENTAGE OF LOANS         0.0000%  0.0000%  0.0000%     0.0000%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE         24,700.51     0.00     0.00  475,468.03
PERCENTAGE OF POOL BALANCE  0.0093%  0.0000%  0.0000%     0.1791%
NUMBER OF LOANS                   1        0        0          12
PERCENTAGE OF LOANS         0.0154%  0.0000%  0.0000%     0.1845%
REO LOAN INFORMATION:
PRINCIPAL BALANCE              0.00     0.00     0.00       0.00%
PERCENTAGE OF POOL BALANCE  0.0000%  0.0000%  0.0000%     0.0000%
NUMBER OF LOANS                   0        0        0           0
PERCENTAGE OF LOANS         0.0000%  0.0000%  0.0000%     0.0000%
ADDITIONAL INFORMATION RELATING TO ANY REO PROPERTY:    (SEE ATTACHED, IF ANY)
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,474,187.81
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  1,396,556.88
AGGREGATE COLLECTIONS WITH
RESPECT TO THE MORTGAGE LOANS:                       3,870,744.69

CURRENT PERIOD INTEREST
REMITTANCE AMOUNT PAYABLE TO THE NOTEHOLDERS:        2,938,467.37

CURRENT PERIOD PRINCIPAL
DISTRIBUTION AMOUNT PAYABLE TO THE NOTEHOLDERS:      2,517,395.66

CURRENT PERIOD NET MONTHLY
EXCESS CASHFLOW PAYABLE TO THE NOTEHOLDERS:                  0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL:                   0.00

CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS:                     265,408,769.14
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             6,505
CURRENT WEIGHTED AVERAGE NET MORTGAGE RATE:              13.2299%
CURRENT WEIGHTED AVERAGE MONTHS TO MATURITY:                  199
Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company


Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Payment Date Statement

Distribution Date:     April 27, 1998

CURRENT PERIOD REQUIRED
OVERCOLLATERALIZATION AMOUNT:                        9,000,000.00

CURRENT PERIOD OVERCOLLATERALIZATION AMOUNT:       (1,111,127.30)

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                9,711.48

AMOUNT OF INTEREST ADVANCES
MADE WITH RESPECT TO THE RELATED PAYMENT DATE:         467,436.87

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:              477,148.35

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTEREST MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

HAS THE CREDIT SUPPORT DEPLETION DATE OCCURRED?                NO

AVAILABLE FUNDS INTEREST AMOUNT:                     2,941,624.67

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT OF
REALIZED LOSSES SINCE THE CLOSING DATE:                   0.0000%

CUMULATIVE LOSS PERCENTAGE
FOR THE RELATED PAYMENT DATE:                             0.0000%

DELINQUENCY PERCENTAGE
FOR THE RELATED PAYMENT DATE:                             0.0078%

ROLLING DELINQUENCY
PERCENTAGE FOR THE RELATED PAYMENT DATE:                  0.0078%

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT
DATE:                                                           0

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE
MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING
DATE:                                                           0



AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT FOR
THE RELATED PAYMENT DATE:                                    0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT
SINCE THE CLOSING DATE:                                      0.00

AGGREGAGE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO SECTION 3.18 OF THE SERVICING AGREEMENT FOR THE
RELATED PAYMENT DATE:                                        0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO SECTION 3.18 OF THE SERVICING AGREEMENT SINCE THE
CLOSING DATE:                                                0.00

Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company




Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1 REVISED
Collateralized Asset-Backed Notes
Series 1998-1
Statement to Noteholders


DISTRIBUTION IN DOLLARS

                              PRIOR
          ORIGINAL        PRINCIPAL
CLASS   FACE VALUE          BALANCE       INTEREST      PRINCIPAL

A-1  88,116,000.00    85,598,604.34     478,638.86   4,234,689.68
A-2  22,817,000.00    22,817,000.00     123,401.94           0.00
A-3  53,189,000.00    53,189,000.00     288,993.57           0.00
A-4  22,507,000.00    22,507,000.00     128,289.90           0.00
A-5  33,803,000.00    33,803,000.00     208,451.83           0.00
M-1  26,513,000.00    26,513,000.00     167,473.78           0.00
M-2  24,240,000.00    24,240,000.00     156,954.00           0.00
B-1  21,210,000.00    21,210,000.00     158,191.25           0.00

TOTALS 292,395,000.00 289,877,604.34   1,710,395.13  4,234,689.68

                                                          CURRENT
                       REALIZED         DEFERRED        PRINCIPAL
CLASS       TOTAL        LOSSES         INTEREST          BALANCE

A-1  4,713,328.54        0.00               0.00    81,363,914.66
A-2    123,401.94        0.00               0.00    22,817,000.00
A-3    288,993.57        0.00               0.00    53,189,000.00
A-4    128,289.90        0.00               0.00    22,507,000.00
A-5    208,451.83        0.00               0.00    33,803,000.00
M-1    167,473.78        0.00               0.00    26,513,000.00
M-2    156,954.00        0.00               0.00    24,240.000.00
B-1    158,191.25        0.00               0.00    21,210,000.00

TOTALS 5,945,084.81      0.00               0.00   285,642,914.66


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                         CURRENT
                       PRINCIPAL
CLASS        CUSIP       BALANCE        INTEREST        PRINCIPAL
A-1      45254SAA4    971.430890        5.431918        48.058124
A-2      45254SAB2  1,000.000000        5.408333         0.000000
A-3      45254SAC0  1,000.000000        5.433333         0.000000
A-4      45254SAD8  1,000.000000        5.700000         0.000000
A-5      45254SAE6  1,000.000000        6.166667         0.000000
M-1      45254SAF3  1,000.000000        6.316667         0.000000
M-2      45254SAG1  1,000.000000        6.475000         0.000000
B-1      45254SAH9  1,000.000000        7.458333         0.000000


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                               CURRENT
                             PRINCIPAL
CLASS          TOTAL           BALANCE
A-1        53.490042        923.372766
A-2         5.408333      1,000.000000
A-3         5.433333      1,000.000000
A-4         5.700000      1,000.000000
A-5         6.166667      1,000.000000
M-1         6.316667      1,000.000000
M-2         6.475000      1,000.000000
B-1         7.458333      1,000.000000


PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A-1     6.710000%             6.710000%
A-2     6.490000%             6.490000%
A-3     6.520000%             6.520000%
A-4     6.840000%             6.840000%
A-5     7.400000%             7.400000%
M-1     7.580000%             7.580000%
M-2     7.770000%             7.770000%
B-1     8.950000%             8.950000%

SELLER: ICI Funding Corporation ADMINISTRATOR: Cindy Tsang MASTER SERVICER: ICI Funding Corporation Bankers Trust Co. of
                                                   California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  April 30, 1998                     Irvine, CA 92614
DIST. DATE:  May 26, 1998       FACTOR INFORMATION: (800)735-7777

Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1 REVISED
Collateralized Asset-Backed Notes
Series 1998-1
Statement to Certificateholders


DISTRIBUTION IN DOLLARS

                               PRIOR
            ORIGINAL       PRINCIPAL
CLASS     FACE VALUE         BALANCE       INTEREST     PRINCIPAL

B-2    10,605,000.00   10,605,000.00     102,868.50          0.00
X               0.00            0.00           0.00          0.00

TOTALS 10,605,000.00   10,605,000.00     102,868.50          0.00

                                                          CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
CLASS        TOTAL        LOSSES        INTEREST          BALANCE

B-2     102,868.50      5,762.81            0.00    10,599,237.19
X             0.00          0.00            0.00             0.00

TOTALS  102,868.50      5,762.81            0.00    10,599,237.19


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                      PRIOR                               CURRENT
                  PRINCIPAL                             PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE B-2 1,000.000000 9.700000 0.000000 9.700000 999.456595
X            0.000000  0.000000   0.000000  0.000000     0.000000

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

B-2    11.640000%            11.640000%
X       0.000000%             0.000000%

SELLER: ICI Funding Corporation ADMINISTRATOR: Cindy Tsang MASTER SERVICER: ICI Funding Corporation Bankers Trust Co. of
                                                   California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  April 30, 1998                     Irvine, CA 92614
DIST. DATE:  May 26, 1998       FACTOR INFORMATION: (800)735-7777


Page 1 of 1                  COPYRIGHT 1998 Bankers Trust Company



Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Payment Date Statement
Distribution Date:          May 26, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59      60 TO 89     90 PLUS
INFORMATION          DAYS         DAYS         DAYS         TOTAL
PRINCIPAL BALANCE 2,090,140.46  466,797.33 20,725.54 2,577,663.33
% OF POOL BALANCE      0.7968%     0.1779%   0.0079%      0.9826%
NUMBER OF LOANS             59           9         1           69
PERCENTAGE OF LOANS    0.9154%     0.1396%   0.0155%      1.0706%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE         0.00        0.00      0.00         0.00
% OF POOL BALANCE      0.0000%     0.0000%   0.0000%      0.0000%
NUMBER OF LOANS              0           0         0            0
PERCENTAGE OF LOANS    0.0000%     0.0000%   0.0000%      0.0000%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE   105,323.44   91,341.11      0.00   696,934.87
PERCENTAGE OF POOL BALANCE 0.0401%  0.0348%  0.0000%      0.2657%
NUMBER OF LOANS              2           3         0           17
PERCENTAGE OF LOANS        0.0310%  0.0465%  0.0000%      0.2638%
REO LOAN INFORMATION:
PRINCIPAL BALANCE         0.00         0.00     0.00        0.00%
% OF POOL BALANCE      0.0000%      0.0000%  0.0000%      0.0000%
NUMBER OF LOANS              0           0         0            0
PERCENTAGE OF LOANS    0.0000%      0.0000%  0.0000%      0.0000%
ADDITIONAL INFORMATION RELATING TO ANY REO PROPERTY:    (SEE ATTACHED, IF ANY)
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,373,028.60
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  3,073,785.90
AGGREGATE COLLECTIONS WITH
RESPECT TO THE MORTGAGE LOANS:                       5,446,814.50

CURRENT PERIOD INTEREST
REMITTANCE AMOUNT PAYABLE TO THE NOTEHOLDERS:        2,923,291.05

CURRENT PERIOD PRINCIPAL
DISTRIBUTION AMOUNT PAYABLE TO THE NOTEHOLDERS:      4,234,689.68

CURRENT PERIOD NET MONTHLY
EXCESS CASHFLOW PAYABLE TO THE NOTEHOLDERS:                  0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL:                   0.00

CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS:                     262,325,538.65
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             6,445
CURRENT WEIGHTED AVERAGE NET MORTGAGE RATE:              13.2290%
CURRENT WEIGHTED AVERAGE MONTHS TO MATURITY:                  197

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company

Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Payment Date Statement
Distribution Date:     May 26, 1998
CURRENT PERIOD REQUIRED
OVERCOLLATERALIZATION AMOUNT:                        9,000,000.00

CURRENT PERIOD OVERCOLLATERALIZATION AMOUNT:       (1,110,027.42)

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               50,876.36

AMOUNT OF INTEREST ADVANCES
MADE WITH RESPECT TO THE RELATED PAYMENT DATE:          53,403.68

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:              604,280.04

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTEREST MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

HAS THE CREDIT SUPPORT DEPLETION DATE OCCURRED?                NO

AVAILABLE FUNDS INTEREST AMOUNT:                     2,926,422.46

AGGREGATE AMOUNT OF REALIZED
LOSSES FOR THE RELATED PAYMENT DATE:                         0.00

CUMULATIVE AMOUNT OF
REALIZED LOSSES SINCE THE CLOSING DATE:                   0.0000%

CUMULATIVE LOSS PERCENTAGE FOR THE RELATED PAYMENT DATE:  0.0000%

DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE:      0.2207%

ROLLING DELINQUENCY
PERCENTAGE FOR THE RELATED PAYMENT DATE:                  0.2285%

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT
DATE:                                                           0

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE
MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING
DATE:                                                           0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT FOR
THE RELATED PAYMENT DATE:                                    0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT
SINCE THE CLOSING DATE:                                      0.00

AGGREGAGE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO SECTION 3.18 OF THE SERVICING AGREEMENT FOR THE
RELATED PAYMENT DATE:                                        0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO SECTION 3.18 OF THE SERVICING AGREEMENT SINCE THE
CLOSING DATE:                                                0.00

Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1 REVISED
Collateralized Asset-Backed Notes
Series 1998-1
Statement to Noteholders


DISTRIBUTION IN DOLLARS

                              PRIOR
           ORIGINAL       PRINCIPAL
CLASS    FACE VALUE         BALANCE      INTEREST       PRINCIPAL

A-1   88,116,000.00   81,363,914.66    454,959.89    4,204,646.08
A-2   22,817,000.00   22,817,000.00    123,401.94            0.00
A-3   53,189,000.00   53,189,000.00    288,993.57            0.00
A-4   22,507,000.00   22,507,000.00    128,289.90            0.00
A-5   33,803,000.00   33,803,000.00    208,451.83            0.00
M-1   26,513,000.00   26,513,000.00    167,473.78            0.00
M-2   24,240,000.00   24,240,000.00    156,954.00            0.00
B-1   21,210,000.00   21,210,000.00    158,191.25            0.00

TOTALS 292,395,000.00  285,642,914.66  1,686,716.16  4,204,646.08

                                          CURRENT
           REALIZED      DEFERRED       PRINCIPAL
CLASS         TOTAL        LOSSES        INTEREST         BALANCE

A-1    4,659,605.97          0.00            0.00   77,159,268.58
A-2      123,401.94          0.00            0.00   22,817,000.00
A-3      288,993.57          0.00            0.00   53,189,000.00
A-4      128,289.90          0.00            0.00   22,507,000.00
A-5      208,451.83          0.00            0.00   33,803,000.00
M-1      167,473.78          0.00            0.00   26,513,000.00
M-2      156,954.00          0.00            0.00   24,240.000.00
B-1      158,191.25          0.00            0.00   21,210,000.00

TOTALS 5,891,362.24          0.00            0.00  281,438,268.58


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                            PRIOR
                        PRINCIPAL
CLASS        CUSIP        BALANCE        INTEREST       PRINCIPAL
A-1      45254SAA4     923.372766        5.163193       47.717169
A-2      45254SAB2   1,000.000000        5.408333        0.000000
A-3      45254SAC0   1,000.000000        5.433333        0.000000
A-4      45254SAD8   1,000.000000        5.700000        0.000000
A-5      45254SAE6   1,000.000000        6.166667        0.000000
M-1      45254SAF3   1,000.000000        6.316667        0.000000
M-2      45254SAG1   1,000.000000        6.475000        0.000000
B-1      45254SAH9   1,000.000000        7.458333        0.000000


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                              CURRENT
                            PRINCIPAL
CLASS          TOTAL          BALANCE
A-1        52.880362       875.655597
A-2         5.408333     1,000.000000
A-3         5.433333     1,000.000000
A-4         5.700000     1,000.000000
A-5         6.166667     1,000.000000
M-1         6.316667     1,000.000000
M-2         6.475000     1,000.000000
B-1         7.458333     1,000.000000

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A-1     6.710000%             6.710000%
A-2     6.490000%             6.490000%
A-3     6.520000%             6.520000%
A-4     6.840000%             6.840000%
A-5     7.400000%             7.400000%
M-1     7.580000%             7.580000%
M-2     7.770000%             7.770000%
B-1     8.950000%             8.950000%

SELLER: ICI Funding Corporation ADMINISTRATOR: Cindy Tsang MASTER SERVICER: ICI Funding Corporation Bankers Trust Co. of
                                                   California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
                                                 Irvine, CA 92614
RECORD DATE:  May 29, 1998
DIST. DATE:  June 25, 1998      FACTOR INFORMATION: (800)735-7777

Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1 REVISED
Collateralized Asset-Backed Notes
Series 1998-1
Statement to Certificateholders


DISTRIBUTION IN DOLLARS

                               PRIOR
            ORIGINAL       PRINCIPAL
CLASS     FACE VALUE         BALANCE        INTEREST    PRINCIPAL

B-2    10,605,000.00   10,599,237.19      102,812.60         0.00
X               0.00            0.00            0.00         0.00

TOTALS 10,605,000.00   10,599,237.19      102,812.60         0.00

                                                          CURRENT
                       REALIZED         DEFERRED        PRINCIPAL
CLASS       TOTAL        LOSSES         INTEREST          BALANCE

B-2    102,812.60          0.00             0.00    10,599,237.19
X            0.00          0.00             0.00             0.00

TOTALS 102,812.60          0.00             0.00    10,599,237.19


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                PRIOR                                     CURRENT
             RINCIPAL                                   PRINCIPAL
CLASS  CUSIP  BALANCE   INTEREST  PRINCIPAL     TOTAL     BALANCE
B-2        999.456595   9.694729   0.000000  9.694729  999.456595
X            0.000000   0.000000   0.000000  0.000000    0.000000

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

B-2    11.640000%            11.640000%
X       0.000000%             0.000000%

SELLER: ICI Funding Corporation ADMINISTRATOR: Cindy Tsang MASTER SERVICER: ICI Funding Corporation Bankers Trust Co. of
                                                   California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  May 29, 1998                       Irvine, CA 92614
DIST. DATE:  April 25, 1998     FACTOR INFORMATION: (800)735-7777


Page 1 of 1                  COPYRIGHT 1998 Bankers Trust Company



Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Payment Date Statement
Distribution Date:          June 25, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59     60 TO 89     90 PLUS
INFORMATION         DAYS          DAYS        DAYS          TOTAL
PRINCIPAL BALANCE 683,799.12 487,783.88  172,204.14  1,343,787.14
% OF POOL BALANCE    0.2638%    0.1882%     0.0664%       0.5184%
NUMBER OF LOANS           18         12           3            33
PERCENTAGE OF LOANS  0.2823%    0.1882%     0.0470%       0.5175%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE       0.00       0.00        0.00          0.00
% OF POOL BALANCE    0.0000%    0.0000%     0.0000%       0.0000%
NUMBER OF LOANS            0          0           0             0
PERCENTAGE OF LOANS  0.0000%    0.0000%     0.0000%       0.0000%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE       0.00       0.00        0.00    157,422.13
% OF POOL BALANCE    0.0000%    0.0000%     0.0000%       0.0000%
NUMBER OF LOANS            0          0           0             3
PERCENTAGE OF LOANS  0.0000%    0.0000%     0.0000%       0.0470%
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00       0.00        0.00         0.00%
% OF POOL BALANCE    0.0000%    0.0000%     0.0000%       0.0000%
NUMBER OF LOANS            0          0           0             0
PERCENTAGE OF LOANS  0.0000%    0.0000%     0.0000%       0.0000%

ADDITIONAL INFORMATION RELATING TO ANY REO PROPERTY:    (SEE ATTACHED, IF ANY)

AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,851,972.65
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  3,100,227.21
AGGREGATE COLLECTIONS WITH
RESPECT TO THE MORTGAGE LOANS:                       5,952,199.86

CURRENT PERIOD INTEREST
REMITTANCE AMOUNT PAYABLE TO THE NOTEHOLDERS:        2,891,919.18

CURRENT PERIOD PRINCIPAL
DISTRIBUTION AMOUNT PAYABLE TO THE NOTEHOLDERS:      4,204,646.08

CURRENT PERIOD NET MONTHLY
EXCESS CASHFLOW PAYABLE TO THE NOTEHOLDERS:                  0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL:                   0.00
CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS:                     259,223,282.99
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             6,377
CURRENT WEIGHTED AVERAGE NET MORTGAGE RATE:              13.2218%
CURRENT WEIGHTED AVERAGE MONTHS TO MATURITY:                  196
Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company
Impac Secured Assets Corp.
Impac Secured Assets CMN Trust, Series 1998-1
Payment Date Statement
Distribution Date:     June 25, 1998
CURRENT PERIOD REQUIRED
OVERCOLLATERALIZATION AMOUNT:                        9,000,000.00

CURRENT PERIOD OVERCOLLATERALIZATION AMOUNT:       (1,102,390.42)

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                2,028.45

AMOUNT OF INTEREST ADVANCES
MADE WITH RESPECT TO THE RELATED PAYMENT DATE:          38,390.54

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               40,418.99

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTEREST MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

HAS THE CREDIT SUPPORT DEPLETION DATE OCCURRED?                NO

AVAILABLE FUNDS INTEREST AMOUNT:                     2,890,353.40

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT OF
REALIZED LOSSES SINCE THE CLOSING DATE:                  5,762.81

DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE:      0.2546%

ROLLING DELINQUENCY
PERCENTAGE FOR THE RELATED PAYMENT DATE:                  0.2415%

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT
DATE:                                                           1

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE
MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING
DATE:                                                           1

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT FOR
THE RELATED PAYMENT DATE:                               54,671.91

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:          54,671.91

AGGREGAGE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO SECTION 3.18 OF THE SERVICING AGREEMENT FOR THE
RELATED PAYMENT DATE:                                        0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO SECTION 3.18 OF THE SERVICING AGREEMENT SINCE THE
CLOSING DATE:                                                0.00
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company